INTERCREDITOR AGREEMENT


         This INTERCREDITOR AGREEMENT (the "Agreement") is made and entered into this 7th day of May, 1999, by and between U.S. BANK NATIONAL ASSOCIATION, in its capacity as Successor Trustee under the below-described Indentures (in such capacity, "Trustee"), and NATIONSBANK, N.A., in its capacity as Agent for the Lenders under the below-described Loan Agreement (in such capacity, "Agent").


                              W I T N E S S E T H :


         WHEREAS, Tultex Corporation, a Virginia corporation ("Tultex"), CALIFORNIA SHIRT SALES, INC., a Virginia corporation, DOMINION STORES, INC., a Virginia corporation, TULTEX/T-SHIRT CITY, INC., a Virginia corporation, and TRACK GEAR INC., a Virginia corporation (collectively, "Borrowers"), AKOM, LTD., a Cayman Islands, B.W.I. corporation, DOMINION DISTRIBUTION, INC., a Virginia corporation, LIGA MAYOR DE MEXICO S.A. DE C.V., a Mexican corporation, TULTEX SUBSIDIARY (VA), INC., a Virginia corporation, formerly known as Logo Athletic, Inc., TULTEX SUBSIDIARY (MASS), INC., a Massachusetts corporation formerly known as Logo Athletic/Headwear, Inc., TULTEX CANADA, INC., a Canadian corporation, SWEATJET INCORPORATED, a Virginia corporation, and TULTEX INTERNATIONAL, INC., a Virginia corporation (collectively, "Guarantors"; Borrowers, Guarantors and any other Person which hereafter becomes a borrower or guarantor under the Loan Agreement, collectively, "Obligors"), certain lenders party thereto from time to time (the "Lenders"), and Agent have entered into that certain Loan and Security Agreement, dated as of May 7, 1999 (together with any amendments, supplements, modifications, restatements and successor agreements, the "Loan Agreement"); and

         WHEREAS, pursuant to the terms and conditions of the Loan Agreement, the Lenders and Agent have agreed to make certain loans and financial accommodations available to Obligors; and

         WHEREAS, in order to secure their obligations arising under or with respect to the Loan Agreement, Obligors have entered into certain security agreements, assignments, mortgages, deeds of trust, and other security documents (as amended from time to time, together with the Loan Agreement and the other agreements, instruments and documents executed in connection therewith, the "Bank Documents"), pursuant to which Obligors have granted Agent, as agent for the Lenders and the other Bank Creditors (as defined below), a lien on and security interest in the Collateral (as defined below); and

         WHEREAS, in connection with the restructuring of the Obligors' existing indebtedness, Tultex, as Issuer, the other Obligors, as Guarantors, and Trustee have entered into (a) that certain Indenture, dated as of March 15, 1995, with respect to Tultex's 10-5/8% Senior Notes due 2005 (the "10-5/8% Notes") in the aggregate original principal amount of $110,000,000, together with the First Supplemental Indenture thereto, dated as of May 1, 1997, and the Second Supplemental Indenture of even date herewith (together with any further amendments, supplements, modifications, restatements and successor agreements, the "10-5/8% Indenture"), and (b) that certain Indenture, dated as of April 17, 1997, with respect to Tultex's 9-5/8% Senior Notes due 2007 (together with the 10-5/8% Notes, the "Notes") in the aggregate original principal amount of $75,000,000, together with the First Supplemental Indenture thereto, dated as of May 1, 1997, and the Second Supplemental Indenture of even date herewith (together with any further amendments, supplements, modifications, restatements and successor agreements, the "9-5/8% Indenture", and together with the 10-5/8% Indenture, the "Indentures"); and

         WHEREAS, in order to secure their obligations arising under or with respect to the Notes and the Indentures, Obligors have entered into certain security agreements, assignments, mortgages, deeds of trust, and other security documents (as amended from time to time, together with the Notes and the Indentures and the other agreements, instruments and documents executed in connection therewith, the "Noteholder Documents"), pursuant to which Obligors have granted Trustee, as trustee for the holders of the Notes (the "Noteholders"), a lien on and security interest in the Collateral; and

         WHEREAS, it is contemplated in the Indentures and the Loan Agreement that Agent will have a first priority lien on and security interest in the Bank Priority Collateral (as defined below) and Trustee will have a first priority lien on and security interest in the Noteholder Priority Collateral (as defined below); and

         WHEREAS, the parties hereto are executing and delivering this Agreement to evidence their agreement in respect of their relative rights with respect to the Collateral.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. In addition to terms defined elsewhere in this Agreement, the following terms shall have the meanings set forth below:

"Agent" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Bank Creditor" means any Secured Creditor under and as defined in the Loan Agreement.

"Bank Documents" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Bank Obligations" means all Secured Obligations under and as defined in the Loan Agreement.

"Bank Priority Collateral" means (a) all Receivables and Receivables Related Collateral; (b) all Inventory; (c) all Contract Rights relating to or arising out of Receivables or Inventory; (d) all General Intangibles, including all Proprietary Rights; (e) all Tax Refund Claims; (f) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Bank Priority Collateral identified in the other clauses of this definition; (g) all of Obligors' demand, time, savings, passbook, money market or like depository accounts, and certificates of deposit,

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

maintained with a bank, savings and loan association, credit union or like organization; and (h) any and all products and proceeds of the foregoing (including any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of the Bank Priority Collateral, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to Bank Priority Collateral) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, investment property, chattel paper, security agreements and other documents.

"Borrowers" shall have the meaning set forth in the preamble or recitals to this Agreement.

         "Collateral" means, collectively, all Bank Priority Collateral and all Noteholder Priority Collateral.

         "Contract Rights" means, in each case whether now existing or hereafter arising, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper.

"Copyrights" means, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

"Enforcement Action" means (a) the commencement of any action, suit or proceeding (including any Proceeding) against any Obligor to repossess, foreclose, liquidate or otherwise realize upon any of the Collateral, (b) the exercise of any remedy to enforce any Lien in any of the Collateral, including any non-judicial action taken to repossess, foreclose, liquidate or otherwise realize upon any of the Collateral (including the giving of any notice to any Person obligated on a Receivable), and (c) any petition or other suit for the appointment of a receiver for any Obligor or any Obligor's assets.

"Enforcement Notice" shall have the meaning set forth in Section 5 hereof.

"Equipment" means, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description used in any Obligor's business operations or owned by an Obligor or in which an Obligor has an interest, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

"Event of Default" means any Event of Default under and as defined in the Bank Documents or the Noteholder Documents.

"General Intangibles" means, in each case whether now existing or hereafter arising, all of each Obligor's general intangibles and other intangible personal property of every kind and nature which relate to or arise out of any of the Receivables or Inventory, including all of the following which relate to or arise out of any of the Receivables or
Inventory: all Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, licenses, franchises, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof (to the extent payable in respect of Bank Priority Collateral), and any letter of credit, guarantee, claims, security interest or other security held by or granted to any Obligor to secure payment by an account debtor of any of the Receivables.

"Guarantors" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Indentures" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Inventory" means, in each case whether now existing or hereafter arising, all inventory as such term is defined in the Uniform Commercial Code and shall include, without limitation, (a) all goods intended for sale or lease by any Obligor or for display or demonstration, (b) all work in process, (c) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in any Obligor's business, and (d) all documents evidencing and general intangibles relating to any of the foregoing.

"Lenders" shall have the meaning set forth in the preamble or recitals to this Agreement.

         "Lien" means any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title or encumbrance of any kind, whether created by agreement or by possession of property, or conferred by statute or applicable law.

"Loan Agreement" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Logo Athletic Note" means, collectively, (a) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to Tultex in the principal amount of $5,000,000, (b) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to Tultex in the principal amount of $2,500,000, and (c) the Non-Negotiable Subordinated Promissory Note of TKS Acquisition, Inc., dated July 15, 1998, payable to Tultex in the principal amount of $5,000,000.

"Noteholder Documents" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Noteholder Obligations" means all principal, interest, premium, if any, and other obligations of Tultex and the other Obligors under the Notes, the Indentures and the other Noteholder Documents.

"Noteholder Priority Collateral" means (a) all Equipment; (b) all Real Estate;
(c) all documents of title, policies and certificates of insurance, securities, chattel paper and other documents and instruments evidencing or pertaining to any and all items of Noteholder Priority Collateral identified in the other clauses of this definition; and (d) any and all products and proceeds of the foregoing (including any claim to any item referred to in this definition, and any claim against any third party for loss of, damage to or destruction of any or all of the Noteholder Priority Collateral, or for proceeds payable under, or unearned premiums with respect to, policies of insurance with respect to the Noteholder Priority Collateral) in whatever form, including cash, negotiable instruments and other instruments for the payment of money, investment property, chattel paper, security agreements and other documents.

"Noteholders" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Notes" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Obligors" shall have the meaning set forth in the preamble or recitals to this Agreement.

         "Patents" means, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to (a) any and all patents and patent applications, (b) inventions and improvements described and claimed therein, (c) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (d) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including damages and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, and (f) all rights corresponding to any of the foregoing throughout the world.

"Person" means an individual, limited liability company, corporation, partnership, association, trust or unincorporated organization, joint venture or other entity or a government or any agency or political subdivision thereof.

"Proceeding" means any bankruptcy, reorganization, insolvency, receivership, or other similar proceeding with respect to any Obligor or any of its assets.

"Proprietary Rights" means all of each Obligor's now owned and hereafter arising or acquired Patents, Copyrights, and Trademarks, and all rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

"Real Estate" means, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to real property.

"Receivables" means, in each case whether now existing or hereafter arising, as to each Obligor, (a) any and all rights to the payment of money or other forms of consideration of any kind (whether classified under the Uniform Commercial Code as accounts, contract rights, chattel paper, general intangibles, or otherwise) including accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, Contract Rights, notes, drafts, instruments, documents, acceptances, and all other debts, obligations and liabilities in whatever form from any Person, but excluding the Logo Athletic Note and the Vendor Note, (b) all guarantees, security and Liens for payment thereof, (c) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (d) all proceeds of any of the foregoing.

         "Receivables Related Collateral" means (a) all goods and other property (other than Noteholder Priority Collateral), whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including all rights as an unpaid vendor or lienor (including stoppage in transit, replevin and reclamation) with respect to such goods and other property, (b) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements, and other agreements and property which secure any Receivable, or are acquired for the purpose of securing and enforcing any item thereof, and (c) all files, correspondence, computer programs, tapes, discs and related data processing software which contain information identifying or pertaining to any of the Receivables or any account debtor, or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof.

"Secured Party" means Agent, for the benefit of the Lenders and the other Bank Creditors, and Trustee, for the benefit of the Noteholders.

"Tax Refund Claims" means, in each case whether now existing or hereafter arising, all of each Obligor's tax refund claims and all rights with respect thereto, including all rights to settle or compromise the amount of such claims, to file amendments and other documents with respect thereto, and to receive the proceeds thereof.

"Trademarks" means, in each case whether now existing or hereafter arising, all of each Obligor's right, title and interest in and to (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks, (b) licenses of the foregoing, whether as licensee or licensor, (c) renewals thereof, (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including damages, claims and payments for past and future infringements thereof, (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and (f) all rights corresponding to any of the foregoing throughout the world.

"Trustee" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Tultex" shall have the meaning set forth in the preamble or recitals to this Agreement.

"Uniform Commercial Code" means the Uniform Commercial Code as in effect in any relevant jurisdiction.

"Vendor Note" means, collectively, (a) the promissory note dated July 1, 1997 of Textiles Arco Iris, SA. De CV, as amended, payable to Tultex in the amount of $198,000 as of April 3, 1999, and (b) the contract obligations due from [OMSA] and related parties under the agreement dated October 11, 1995, as amended on July 1, 1997, payable to Tultex in the amount of $4,354,000 as of April 3, 1999.

         2. PRIORITY OF LIENS. Notwithstanding the date, manner or order of perfection of the Liens granted to Agent or Trustee, and notwithstanding any provision of the Uniform Commercial Code, any other applicable law or decision, or the Bank Documents or Noteholder Documents, or whether Agent or Trustee holds possession of all or any part of the Collateral, or the provisions of any financing statement, the following, as between Agent and Trustee, shall be the relative priorities with respect to the various Liens of Agent and Trustee in the Collateral, whether before, after or during any Proceeding:

                  (a) Agent shall have a first and prior Lien on the Bank Priority Collateral to secure the Bank Obligations, which Lien shall be superior to any Lien or other interest of Trustee in the Bank Priority Collateral, such Liens and other interests of Trustee being subordinate to the Lien of Agent in the Bank Priority Collateral; provided, however, that such Lien securing the Bank Obligations shall only be superior to the Lien of the Trustee on, or other interest of the Trustee in, the Bank Priority Collateral to the extent that the Bank Obligations do not exceed the sum of $160,000,000 plus all accrued but unpaid interest thereon (including any interest accruing during any Proceeding) plus all costs and expenses of collecting or enforcing the Bank Obligations or the Liens of Agent in the Collateral, including reasonable attorneys' fees; provided further, that, to the extent that the Bank Obligations exceed such sum, the Lien of Agent in the Bank Priority Collateral shall be PARI PASSU with the Lien of the Trustee on, or other interest of the Trustee in, the Bank Priority Collateral; and

                  (b) Trustee shall have a first and prior Lien on the Noteholder Priority Collateral to secure the Noteholder Obligations, which Lien shall be superior to any Lien or other interest of Agent in the Noteholder Priority Collateral, such Liens and other interests of Agent being subordinate to the Lien of Trustee in the Noteholder Priority Collateral; provided, however, that such Lien securing the Noteholder Obligations shall only be superior to the Lien of Agent on, or other interest of Agent in, the Noteholder Priority Collateral to the extent that the Noteholder Obligations do not exceed the sum of $125,000,000 plus all accrued but unpaid interest thereon (including any interest accruing during any Proceeding) plus all costs and expenses of collecting or enforcing the Noteholder Obligations or the Liens of the Trustee in the Collateral, including reasonable attorneys' fees; provided further, that, to the extent that the Noteholder Obligations exceed such sum, the Lien of the Trustee in the Noteholder Priority Collateral shall be PARI PASSU with the Lien of Agent on, or other interest of Agent in, the Noteholder Priority Collateral.

         3. BAILEE FOR PERFECTION. Each Secured Party agrees that, with respect to any Collateral at any time in its possession and in which the other Secured Party has a Lien (whether or not subordinate pursuant to the terms hereof to the Lien of the Secured Party in possession), the Secured Party in possession of any such Collateral shall be the agent and bailee of the other Secured Party solely for purposes of perfecting (to the extent not otherwise perfected) such other Secured Party's Lien in such Collateral, subject in all events to the relative priorities established pursuant to Section 2 hereof.

         4. PRIORITY ON DISTRIBUTION. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the Collateral, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors, or any other similar action or proceeding, or the dissolution or other winding up of any Obligor's business, or any other disposition of all or any part of the Collateral during the continuance of an Event of Default:

                  (a) subject to the provisions of Section 2(a) hereof, all proceeds of the Bank Priority Collateral shall be applied first to the Bank Obligations, until paid in full, next to the Noteholder Obligations, until paid in full, and then to Obligors or as otherwise required by applicable law; and

                  (b) subject to the provisions of Section 2(b) hereof, all proceeds of the Noteholder Priority Collateral shall be applied first to the Noteholder Obligations, until paid in full, next to the Bank Obligations, until paid in full, and then to Obligors or as otherwise required by applicable law.

         5. NOTICE OF ENFORCEMENT ACTION. Each Secured Party agrees to give to the other copies of (a) any written notice given to an Obligor of such Secured Party's intent to take any Enforcement Action (an "Enforcement Notice") or to accelerate the maturity of any of the Bank Obligations or Noteholder Obligations or commence any action, suit or proceeding to enforce payment of the Bank Obligations or Noteholder Obligations (an "Acceleration Notice"), or (b) any notice of a Default or Event of Default given to any Obligor under the Bank Documents or Noteholder Documents (a "Default Notice"), concurrently with, but in any event within 5 days after, the giving of such Enforcement Notice, Acceleration Notice or Default Notice to such Obligor. No failure of a Secured Party to give to the other a copy of such Enforcement Notice, Acceleration Notice or Default Notice as provided herein shall affect the relative priorities of the Liens established in Section 2 hereof or other rights provided herein or create a cause of action or claim against the Secured Party failing to give any such notice; provided, however, the provisions of this sentence shall not limit any cause of action or claim against Trustee arising out of the taking of any Enforcement Action by Trustee in violation of Section 7 hereof.

         6. LIMITATION ON ACTIONS IN NON-PRIORITY COLLATERAL. For so long as this Agreement shall be in effect, neither the Trustee nor any Noteholder shall take any Enforcement Action with respect to any Bank Priority Collateral without the prior written consent of Agent. For so long as this Agreement shall be in effect, neither Agent nor any other Bank Creditor shall take any Enforcement Action with respect to any Noteholder Priority Collateral without the prior written consent of the Trustee.

         7. TRUSTEE'S ENFORCEMENT ACTIONS IN ITS PRIORITY COLLATERAL. For so long as this Agreement shall be in effect, Trustee agrees that it will not take any Enforcement Action with respect to the Noteholder Priority Collateral until the expiration of at least 90 days after Agent's receipt of an Enforcement Notice from Trustee with respect thereto (the "Standstill Period"); provided, however, that the Standstill Period shall be extended by (a) 30 days in the case of any Enforcement Notice given with respect to an Event of Default under
Section 501(4) or (11) of the 10-5/8% Indenture or Section 401(4) or (11) of the 9-5/8% Indenture and (b) the number of days (not to exceed 30) by which the delivery of any Default Notice to Agent succeeds the delivery of notice of the corresponding Default or Event of Default to any Obligor; provided, further however, that if prior to the expiration of such Standstill Period (including any extensions thereto pursuant to this Section) all Events of Default under the Noteholder Documents shall have been cured, then Trustee shall not be authorized to take any Enforcement Action with respect to the Noteholder Priority Collateral with respect to such Event of Default; provided further, however, that if prior to the expiration of such Standstill Period (including any extensions thereto pursuant to this Section) Agent has commenced any Enforcement Action, then Trustee may immediately take any Enforcement Action with respect to the Noteholder Priority Collateral with respect to such Event of Default as long as such Enforcement Action does not in any manner interfere with or affect any Enforcement Action being taken by Agent with respect to the Bank Priority Collateral. As between the Obligors, the Trustee and the Noteholders, no extension of the Standstill Period shall affect the rights and remedies of the Trustee and the Noteholders under the Noteholder Documents.

         8. AGENT'S ENFORCEMENT ACTIONS IN ITS PRIORITY COLLATERAL. Nothing herein shall be construed to limit, restrict or impair Agent's right to take any Enforcement Action with respect to the Bank Priority Collateral after the occurrence of any Event of Default.

         9. USE OF FIXED ASSETS. Agent may, for up to 120 days following Trustee's receipt of an Enforcement Notice from Agent (or, if earlier, for up to 120 days after such Enforcement Notice should have been received had it been sent in compliance with Section 5 hereof), (a) enter upon any or all of the Real Estate without force or process of law and without obligation to pay rents, royalties or compensation to Trustee or any Obligor, and (b) use the Equipment and Real Estate to the extent Agent deems necessary to complete the manufacture of the Inventory, collect the Receivables and sell or otherwise dispose of the Bank Priority Collateral. In the event any occurrence beyond the reasonable control of Agent shall prevent or otherwise prohibit Agent or its designees from taking any action with respect to the Bank Priority Collateral as contemplated in this Section 9, including, without limitation, any Proceeding with respect to any Obligor or its properties, such 120-day period shall be extended by the number of days of such 120-day period that Agent's or its designees' access to the Bank Priority Collateral shall have been prevented thereby. If Agent has entered upon the Real Estate as provided herein, it shall use its best efforts to complete as expeditiously as is commercially reasonable its use of such premises, and Trustee and its designees shall have unrestricted access to the Noteholder Priority Collateral at all times before, during and after such entry for the purpose of evaluating the Noteholder Priority Collateral and showing it to potential purchasers. Nothing herein shall prohibit Agent from abandoning Bank Priority Collateral. Agent shall indemnify and hold harmless Trustee and the Noteholders for any destruction of, or damage to, any of the Noteholder Priority Collateral resulting directly from such entry and use, and shall repair (or replace, as necessary) any such damage or destruction as promptly as possible. In addition, Agent shall indemnify and hold harmless Trustee and the Noteholders from any reasonable cost, expense, or other liability (including, without limitation, reasonable legal fees and costs) incurred by Trustee and the Noteholders with respect to any personal injury to or death of third Persons, or any property damage to property owned by third Persons, to the extent any of the foregoing are directly caused by Agent's entry upon and use of the Equipment and Real Estate.

         10.      AGREEMENT ON CERTAIN BANKRUPTCY MATTERS.

                  (a) Except as specifically provided otherwise herein, this Agreement shall continue in full force and effect during any Proceeding. For such purposes, all references in this Agreement to any Obligor shall be deemed to apply to such Obligor as debtor-in-possession and to a trustee for such Obligor.

                  (b) Sections 5, 6, 7, 11, 17 and 28 shall have no force or effect during any Proceeding. Except as provided otherwise herein, Agent, the Lenders, the Trustee and the Noteholders expressly preserve all rights that may be asserted in any Proceeding, including, without limitation, rights in respect of adequate protection and relief from the automatic stay.

                  (c) If, in or as a result of any Proceeding, Agent or any Lender returns, refunds or repays to any Obligor, or any trustee or committee appointed in such Proceeding, any payment or proceeds of the Collateral in connection with any action, suit or proceeding alleging that Agent's or such Lender's receipt of such payments or proceeds was a voidable transfer, then Agent and the Lenders shall not be deemed ever to have received such payment or proceeds for purposes of this Agreement in determining whether and when all of the Bank Obligations have been paid in full.

                  (d) If, in or as a result of any Proceeding, Trustee or any Noteholder returns, refunds or repays to any Obligor or any trustee or committee appointed in such Proceeding, any payment or proceeds of the Collateral in connection with any action, suit or proceeding alleging that Trustee's or such Noteholder's receipt of such payments or proceeds was a voidable transfer, then Trustee and the Noteholders shall not be deemed ever to have received such payment or proceeds for purposes of this Agreement in determining whether and when all of the Noteholder Obligations have been paid in full.

         11.      AGREEMENT TO RELEASE.

                  (a) Trustee agrees that it will, if requested to do so by Agent during the continuance of an Event of Default, release its Lien in Bank Priority Collateral in connection with and in order to facilitate any foreclosure or realization upon such Bank Priority Collateral or any orderly liquidation sale of such Bank Priority Collateral, and promptly upon the request of Agent, Trustee, will, at its expense, execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records. Notwithstanding the foregoing, the Lien granted to Trustee shall, subject to all of the provisions of this Agreement, continue in any proceeds of such Bank Priority Collateral remaining after the application of such proceeds to the Bank Obligations.

                  (b) Agent agrees that it will, if requested to do so by Trustee during the continuance of an Event of Default, release its Lien in Noteholder Priority Collateral in connection with and in order to facilitate any foreclosure or realization upon such Noteholder Priority Collateral or any orderly liquidation sale of such Noteholder Priority Collateral, and promptly upon the request of Trustee, Agent will, at its expense, execute and deliver such documents, instruments and agreements as are necessary to effectuate such release and to evidence such release in the appropriate public records. Notwithstanding the foregoing, the Lien granted to Agent shall, subject to all of the provisions of this Agreement, continue in any proceeds of such Noteholder Priority Collateral remaining after the application of such proceeds to the Noteholder Obligations.

         12. WAIVER OF MARSHALING; APPLICATION OF PAYMENTS, COLLECTIONS AND PROCEEDS. Each Secured Party hereby waives any right to require the other Secured Party to marshall any security or Collateral or otherwise to compel such other Secured Party to seek recourse against or satisfaction of the Bank Obligations or Noteholder Obligations, as the case may be, from one source before seeking recourse or satisfaction from another source. Each Secured Party shall be authorized to apply, reserve and reapply, in whole or in part, any and all payments, collections and proceeds of Collateral received by it to such portion of the Bank Obligations or Noteholder Obligations, as the case may be, as such Secured Party may lawfully elect consistent with the provisions of the Bank Documents or Noteholder Documents, as the case may be.

         13. PROVISIONS CONCERNING INSURANCE. Proceeds of the Collateral include insurance proceeds, and therefore the priorities set forth in Section 2 hereof govern the ultimate disposition of casualty insurance proceeds. In furtherance thereof, the Secured Parties agree that:

                  (a) Agent shall have the sole and exclusive right, as against Trustee, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Bank Priority Collateral. All proceeds of such insurance shall inure to Agent, and Trustee shall cooperate (if necessary) in a reasonable manner in effecting the payment of such insurance proceeds to Agent. Agent shall have the right (as between the Secured Parties) to determine whether such proceeds will be applied to the Bank Obligations or used to rebuild, replace or repair the affected Bank Priority Collateral. If such proceeds are applied to the Bank Obligations, any proceeds remaining after payment of the Bank Obligations and all expenses of collection, including reasonable attorneys' fees and expenses, shall be promptly remitted to Trustee for application to the Noteholder Obligations, or to Obligors, as applicable.

                  (b) Trustee shall have the sole and exclusive right, as against Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of the Noteholder Priority Collateral. All proceeds of such insurance shall inure to Trustee, and Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of such insurance proceeds to Trustee. Trustee shall have the right (as between the Secured Parties) to determine whether such proceeds will be applied to the Noteholder Obligations or used to rebuild, replace or repair the affected Noteholder Priority Collateral. If such proceeds are applied to the Noteholder Obligations, any proceeds remaining after payment of the Noteholder Obligations and all expenses of collection, including reasonable attorneys' fees and expenses, shall be promptly remitted to Agent for application to the Bank Obligations, or to Obligors, as applicable.

                  (c) All proceeds of business interruption insurance shall be deemed to be proceeds of Bank Priority Collateral and shall be dealt with accordingly hereunder.

                  (d) To the extent that the proceeds of any insurance do not relate to any specific items of Collateral, such proceeds shall inure to the Secured Parties pro rata in proportion to their respective claims, and Agent shall act as agent for the Secured Parties in adjusting the settlement of any claims with respect to such insurance and will keep Trustee informed of its actions with respect to such insurance.

         14. NOTICES. All notices, requests and demands to or upon a Secured Party shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery, or by telecopier or other facsimile transmission, and unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered when delivered, in the case of personal delivery, one business day after deposit in the U.S. mail, postage prepaid, in the case of certified or registered mail, or, in the case of facsimile transmission, when received at the office of the noticed party, addressed as follows:

           (A)      If to Agent:              NationsBank, N.A., as Agent
                                              600 Peachtree Street
                                              13th Floor
                                              Atlanta, Georgia  30308
                                              Attn:  Sherry Lail
                                              Fax:  (404) 607-6437

           (B)      If to Trustee:            U.S. Bank National Association
                                              180 East Fifth Street
                                              St. Paul, Minnesota  55101
                                              Attn:  Richard Prokosch
                                              Fax:  (651) 244-0711

or to such other address as each Secured Party may designate for itself by like notice given in accordance with this Section 14. Any written notice that is not sent in conformity with the provisions hereof shall nevertheless be effective on the date that such notice is actually received by the noticed Secured Party. The Secured Parties hereby agree that, except as expressly set forth to the contrary in this Agreement, any requirement for the giving of notice to the other under the Uniform Commercial Code or otherwise in connection with any exercise by such Secured Party of any of its rights or remedies with respect to any of the Collateral shall be satisfied by the giving of written notice at least ten days prior to the date on which such rights or remedies are to be exercised by such Secured Party, provided that nothing herein shall be deemed to require the giving of any such notice when such notice is not required by applicable law.

         15. RELATIONSHIP OF PARTIES; ADDITIONAL AGREEMENTS. This Agreement is entered into solely for the purposes set forth herein, and, except as is expressly provided otherwise herein, neither Secured Party assumes any responsibility to the other Secured Party to advise such other Secured Party of information known to such Secured Party regarding the financial condition of any Obligor or regarding any of the Collateral, or of any other circumstances bearing upon the risk of nonpayment of the obligations of any Obligor under the Bank Documents or the Noteholder Documents. Each Secured Party shall be responsible for managing its relationship with Obligors and neither Secured Party shall be deemed the agent or fiduciary of the other Secured Party for any purpose, except as expressly set forth herein. Trustee and Agent (and the Lenders and the Noteholders) each may alter, amend, supplement, waive, release, discharge, extend or otherwise modify any terms of the Noteholder Documents or the Bank Documents, respectively, and otherwise manage and supervise their relationships with Obligors in accordance with their usual practices modified from time to time as they deem appropriate under the circumstances, without the consent of the other Secured Party or regard to the existence of any rights that the other Secured Party may now or hereafter have in any of the Collateral.

         16. SPECIFIC ENFORCEMENT. If either Secured Party fails to comply with any provision of this Agreement that is applicable to such Secured Party, the other Secured Party may demand specific performance of this Agreement and may exercise any other remedy available at law or equity.

         17. ADDITIONAL CREDIT EXTENSIONS. Trustee acknowledges, understands and agrees that (a) Agent and the Lenders may make additional loans and credit extensions available to any

Obligor from time to time, pursuant to the Bank Documents or otherwise, (b) all such additional loans and credit extensions shall constitute part of the Bank Obligations and shall be secured by all of the Collateral, and (c) nothing herein shall restrict in any manner or in any way the right of Agent and the Lenders to make such additional loans and credit extensions available to any Obligor as Agent and the Lenders in their sole and absolute discretion may elect. The foregoing shall not limit or restrict the provisions of Sections 2 and 4 hereof or any of the Obligors' agreements and obligations under the Noteholder Documents.

         18. NO ADDITIONAL RIGHTS OF OBLIGORS; NO EFFECT ON LIENS. Nothing herein shall be construed to confer additional rights upon any Obligor. Without limiting the generality of the foregoing, if any Secured Party shall enforce its rights or remedies in violation of this Agreement, no Obligor shall be authorized to use such violation as a defense to the rights and remedies of such Secured Party, nor assert such violation as a counterclaim or basis of setoff or recoupment against such Secured Party. Nothing contained in this Agreement is intended to affect or limit in any way the Liens of either Secured Party hereto with respect to any of the Collateral or other assets of Obligors, whether tangible or intangible, insofar as Obligors and third parties are concerned. The Secured Parties specifically reserve all of their respective Liens, and rights to assert such Liens, as against Obligors and all third parties.

         19 NO CHALLENGE OF RIGHTS. Each Secured Party agrees that it shall not challenge the attachment, validity, perfection, priority (as established pursuant to Section 2 hereof) or extent of the other Secured Party's Lien in the Collateral in any judicial, administrative or other proceeding (including any Proceeding).

         20 REPRESENTATIONS AND WARRANTIES. Each Secured Party hereby represents and warrants to the other Secured Party as follows:

                  (a) such Secured Party has all requisite power and authority to execute, deliver and perform this Agreement without other or further action or approval of any kind; and

                  (b) this Agreement constitutes the valid and legally binding obligation of such Secured Party, enforceable in accordance with its terms (except that enforceability may be limited by bankruptcy, insolvency and other laws affecting creditors' rights generally), and no consent or approval of any other party (other than any consent or approval of the Lenders or the Noteholders which has been obtained), and no consent, license, approval or authorization of any governmental authority, bureau or agency, is required in connection with the execution, delivery, performance, validity and enforceability of this Agreement.

         21. INDEPENDENT CREDIT INVESTIGATIONS. Neither the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to the others or to any other Person, for any Obligor's solvency, financial condition or ability to repay any of the Noteholder Obligations or any of the Bank Obligations, or for statements of any Obligor, oral or written, or for the validity, sufficiency or enforceability of any of the Noteholder Documents or any of the Bank Documents, or the validity or priority of any Liens granted by any Obligor to either Secured Party in connection with any of the Noteholder Documents or any of the Bank Documents. Each Secured Party has entered into its agreements with Obligors based upon its own independent investigation, and makes no warranty or representation to the other Secured Party nor does it rely upon any representation of the other Secured Party with respect to matters identified or referred to in this paragraph.

         22. TERM OF AGREEMENT. This Agreement is irrevocable and shall continue in full force and effect and shall be irrevocable by each Secured Party until the earliest to occur of the following: (a) the Secured Parties in writing mutually agree to terminate this Agreement; (b) the Noteholder Obligations are fully paid and discharged and there no longer exists any commitment to provide loans or other financial accommodations under the Noteholder Documents; or (c) the Bank Obligations are fully paid and discharged and there no longer exists any commitment to provide loans or other financial accommodations under the Bank Documents.

         23. NO THIRD PARTY BENEFICIARIES. Nothing contained in this Agreement shall be deemed to indicate that this Agreement has been entered into for the benefit of any Person other than the Secured Parties, the Lenders, the other Bank Creditors, and the Noteholders.

         24. CONFLICT WITH DOCUMENTS. The provisions of this Agreement are intended by the Secured Parties, as between them, to control any conflicting provisions in the Bank Documents or the Noteholder Documents.

         25. SECTION TITLES. The section titles contained in this Agreement are and shall be deemed to be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the Secured Parties.

         26. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. In proving this Agreement in any judicial proceeding, it shall not be necessary to produce or account for more than one such counterpart signed by the Secured Party against whom such enforcement is sought.

         27. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Secured Parties and their respective successors and assigns. In no event, however, shall either Secured Party transfer or assign any Lien that it may have in any of the Collateral to any other Person unless the transferee or assignee thereof shall first agree in writing to be bound by the terms of this Agreement to the same extent as if an original signatory hereto.

         28 REFINANCING OF SENIOR CREDITOR LOAN AGREEMENT. In the event that one or more Obligors incur indebtedness, the proceeds of which are use to repay the Bank Obligations arising under the Bank Documents in full (the "Refinancing Indebtedness"), Trustee agrees, upon the request of the holder(s) of the Refinancing Indebtedness, to enter into a replacement intercreditor agreement, on the same terms and conditions as this Agreement (a "Replacement Intercreditor Agreement"), with the holder(s) of such Refinancing Indebtedness or their representative. Upon the execution and delivery of any such Replacement Intercreditor Agreement, any reference in the Noteholder Documents to this Agreement shall be deemed to refer to such Replacement Intercreditor Agreement.

         29. FURTHER ASSURANCES. Each of the Secured Parties agrees to execute such Uniform Commercial Code amendments and other documents as may be necessary to reflect of record the existence of this Agreement and the relative priorities established pursuant to Section 2 hereof. If at any time or from time to time hereafter it becomes necessary or advisable in connection with the foreclosure, liquidation or disposition of any Collateral by the Secured Party which has been accorded a priority Lien upon such Collateral, for such Secured Party to obtain a subordination, release or discharge of the other Secured Party's Lien in any such Collateral in order to convey good and marketable title to such Collateral, then, so long as such foreclosure, liquidation or disposition, and the application of the proceeds derived therefrom, have been accomplished in conformity herewith, each Secured Party upon the request of the other shall execute such instruments of subordination, release or discharge of such Liens, in recordable form if required, as may be reasonable and appropriate in the circumstances; provided, however, that in no event shall any such subordination, release or discharge alter, impair, release, discharge or otherwise modify the Liens of such other Secured Party in and to any other portion of the Collateral then existing or the claim of such other Secured Party against any Obligor for any obligations due it.

         30. ENTIRE AGREEMENT; AMENDMENTS. This Agreement expresses the entire understanding and agreement of the Secured Parties with respect to the subject matter hereof and supersedes all prior understandings and agreements of the Secured Parties regarding the same subject matter. This Agreement may not be amended or modified except by a writing signed by the Secured Parties.

         31. SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         32. GOVERNING LAW; CONSENT TO JURISDICTION: WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE SECURED PARTIES DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF GEORGIA WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES. EACH SECURED PARTY (A) CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF GEORGIA IN CONNECTION WITH ANY ACTION INSTITUTED HEREUNDER, (B) WAIVES ANY OBJECTION TO THE JURISDICTION OR VENUE OF ANY SUCH COURT IN CONNECTION WITH ANY ACTION INSTITUTED HEREUNDER, (C) AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OF ANY SUCH COURT IN CONNECTION WITH ANY ACTION INSTITUTED HEREUNDER, AND (D) WAIVES ITS RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY SUIT OR ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

         IN WITNESS WHEREOF, this Agreement has been executed by the Secured Parties, through their duly authorized officers, as of the day and year first above written.

                                    Trustee:

                                    U.S. BANK NATIONAL ASSOCIATION,
                                    as Successor Trustee


                                    By:
                                          --------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                          --------------------------------------



                                    Agent:

                                    NATIONSBANK, N.A., as Agent


                                    By:
                                       -----------------------------------------
                                    Scott R. McGeerin
                                    Vice President

                          ACKNOWLEDGMENT AND AGREEMENT


         Each of the undersigned hereby accepts and acknowledges receipt of a copy of the foregoing Intercreditor Agreement and consents to and agrees to be bound by all provisions thereof, including, without limitation, the agreements between Agent and Trustee with respect to the payment by each to the other of certain proceeds derived from the liquidation of the Collateral. Each of the undersigned further acknowledges and understands that the Intercreditor Agreement may be modified or amended at any time or times without notice to or the consent of the undersigned.

         Each of the undersigned accepts and agrees to be bound by the provisions of Section 18 of the Intercreditor Agreement. Without limiting the generality of the immediately preceding sentence, and as a further inducement to Agent and Trustee to enter into the foregoing Intercreditor Agreement, each of the undersigned recognizes and agrees that, if either Agent or Trustee shall enforce its rights or remedies in contravention of the terms of the Intercreditor Agreement, each of the undersigned agrees that it shall not use such violation as a defense to the enforcement by Agent or Trustee, as the case may be, of any rights or remedies, nor assert such violation as a counterclaim or basis for set-off or recoupment against either Agent or Trustee.

         Capitalized terms used in this Acknowledgment and Agreement without definition have the meanings specified in the foregoing Intercreditor Agreement unless the context otherwise requires.

         IN WITNESS WHEREOF, this Acknowledgment and Agreement has been executed by the undersigned, through their duly authorized officers, as of the day and year first above written.


                                    TULTEX CORPORATION


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Executive Vice President and General Counsel


                                    CALIFORNIA SHIRT SALES, INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President

                                    DOMINION STORES, INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President

                                    TULTEX/T-SHIRT CITY, INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President



                                    TRACK GEAR INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Chairman and Chief Executive Officer



                                   AKOM, LTD.


                                   By:
                                       -----------------------------------------
                                   O. Randolph Rollins
                                   Vice President



                                    DOMINION DISTRIBUTION, INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President

                                    LIGA MAYOR DE MEXICO S.A. DE C.V.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Legal Representative



                                    TULTEX SUBSIDIARY (VA), INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President



                                    TULTEX SUBSIDIARY (MASS), INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President



                                    TULTEX CANADA, INC.


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President



                                    SWEATJET INCORPORATED


                                    By:
                                       -----------------------------------------
                                    O. Randolph Rollins
                                    Vice President

                                    TULTEX INTERNATIONAL, INC.


                                    By:
                                    O. Randolph Rollins
                                       -----------------------------------------
                                    Vice President